                                                               EXHIBIT 10.30.5

                             AMENDMENT NUMBER FIVE
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------


                 THIS AMENDMENT NUMBER FIVE TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 13th day of August 1996, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

                 WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and

                 WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Comfort Suites Hotel in South San Francisco, California and the Days Inn Hotel in Price, Utah (the "Hotels") and the execution of the Lease Agreements for such Hotels.

                 NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                 1. DEFINED TERMS. For purposes of this Amendment, all capitalized terms used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

                 2. UNITS PLEDGED. In order to secure the lien of the pledge in favor of Secured Party in the Units pledged to secure the Lease Agreements for the Hotels, Exhibit A to the Agreement is hereby amended and restated in its entirety to read in full as attached hereto as Exhibit A.

                 3. FORCE AND EFFECT. Except to the extent modified by this Amendment, all of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

                 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which shall be deemed to constitute the same instrument.

                 IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.


                                            PLEDGOR


                                            /s/ Robert A. Alter
                                            ------------------------------
                                            Robert A. Alter


                                            /s/ Charles L. Biederman
                                            ------------------------------
                                            Charles L. Biederman


                                            SECURED PARTY

                                            SUNSTONE HOTEL INVESTORS, L.P.
                                            a Delaware limited partnership


                                            By: Sunstone Hotel Investors, Inc.
                                                a Maryland corporation,
                                                Its General Partner


                                                By:  /s/ Robert A. Alter
                                                    ----------------------
                                                     Robert A. Alter

                                                Its: President

                                   EXHIBIT A
                                   ---------

                      Percentage Leases & Pledge of Units


                                                                    NUMBER OF    THIRD
 PERCENTAGE                                      FOUR MONTHS            UNITS    ANNIVERSARY                INITIALS
 LEASE                                             BASE RENT          PLEDGED    DATE                       OF PLEDGOR
 -----                                             ---------          -------    ----                       ----------
 Hampton Inn -                                      $188,750           19,868    August 16, 1998
 Denver S.E., CO

 Hampton Inn -                                       150,000           15,790    August 16, 1998
 Pueblo, CO

 Courtyard by Marriott -                             135,000           14,211    August 16, 1998
 Fresno, CA

 Hampton Inn -                                       158,667           16,702    August 16, 1998
 Mesa, AZ

 Holiday Inn -                                       125,000           13,158    August 16, 1998
 Steamboat Springs, CO

 Holiday Inn -                                       142,000           14,947    August 16, 1998
 Craig, CO

 Holiday Inn -                                        53,333            5,614    August 16, 1998
 Provo, UT

 Hampton Inn -                                       161,000           16,947    August 16, 1998
 Silverthorne, CO

 Best Western -                                      220,000           23,158    August 16, 1998
 Santa Fe, NM

 Hampton Inn -                                       132,000           13,895    August 16, 1998
 Arcadia, CA

 Hampton Inn -                                       139,333           13,933    December 13, 1998
 Oakland, CA

 Cypress Inn -                                       189,000           17,182    February 2, 1999
 Kent, WA

 Cypress Inn -                                       107,917            9,811    February 2, 1999
 Poulsbo, WA

 Cypress Inn -                                       145,667           13,242    February 2, 1999
 Clackamas, WA





                                         3
                                        A-3

                                                                    NUMBER OF    THIRD
 PERCENTAGE                                      FOUR MONTHS            UNITS    ANNIVERSARY                INITIALS
 LEASE                                             BASE RENT          PLEDGED    DATE                       OF PLEDGOR
 -----                                             ---------          -------    ----                       ----------
 Cypress Inn -                                       121,000           11,000    February 2, 1999
 Portland, OR

 Courtyard By Marriott -                             142,000           14,025    April 1, 1999
 Riverside, CA

 Holiday Inn Select -                                270,000           24,828    June 28, 1999
 Renton, WA

 Comfort Suites -                                    240,000           24,615    August 13, 1999
 So. San Francisco, CA

 Days Inn -                                           90,000            9,231    August 13, 1999
 Price, UT

 Residence Inn -                                     100,000            9,524    September 20, 1999
 Highlands Ranch, CO

 COMBINED TOTALS:                                 $3,010,667          301,681
                                                   =========          =======





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